Exhibit 99.1

News Release

Valspar Reports Fiscal 2014 Third Quarter Results

•	Third quarter net sales increased 10 percent to $1.2 billion
•	Third quarter diluted EPS (as adjusted) increased 13 percent to $1.21
•	Volumes increased 11 percent driven primarily by strength in Coatings segment
•	Fiscal 2014 annual sales guidance updated to approximately 9% growth
•	Fiscal 2014 annual diluted EPS (as adjusted) guidance updated to $4.05 to $4.15

Minneapolis – (BUSINESS WIRE) – August 12, 2014 – The Valspar Corporation (NYSE: VAL) today reported fiscal third quarter 2014 net sales of $1.2 billion, an increase of 10 percent over the prior year. Reported net income and earnings per diluted share for the current year include nonrecurring items, which are detailed in the “Reconciliation of Non-GAAP Financial Measures” included in this release. Third quarter 2014 adjusted net income and earnings per diluted share, excluding these nonrecurring items, were $103 million and $1.21, respectively. Third quarter 2013 adjusted net income and earnings per diluted share were $96 million and $1.07 respectively.

“Our diverse business portfolio continues to deliver strong results, as sales increased 10 percent and adjusted EPS increased 13 percent in the third quarter,” said Gary E. Hendrickson, chairman and chief executive officer. “These results were driven by the successful integration of acquisitions; strong performance from China and Europe; improved sales and profitability in our Coatings segment; benefits of new growth initiatives; investments in innovative products; and the positive impact of productivity initiatives.”

“Within the Coatings segment, all product lines grew both volume and sales,” Hendrickson added. “We realized the highest growth in the General Industrial product line, which benefited from the impact of the Inver acquisition and modestly improving end market demand. Our Packaging product line continues to grow, driven by market share gains and momentum of our non-BPA products. In our Paints segment, all regions grew sales and highlighting the quarter was the successful launch in the U.S. of the new Valspar® ReserveTM premium paint at Lowe’s and the roll out of Valspar branded paint at over 3,000 Ace Hardware stores. The Paints segment EBIT declined this quarter reflecting planned investments to support the launch of these new retail paint initiatives.”

“Looking forward, based on our performance to date and outlook for the fiscal fourth quarter of 2014, we are updating our annual fiscal 2014 sales guidance to approximately 9% growth and updating our adjusted earnings per share guidance to $4.05 to $4.15,” said Hendrickson.

Net sales in the Coatings segment increased 16 percent to $666 million in the fiscal third quarter of 2014. Excluding acquisitions, sales in the segment increased 6 percent and volumes were up mid-single digits. Volume grew in all product lines within the Coatings segment, led by General Industrial (including Inver), Wood, Packaging and Coil. Volumes were also up in all geographic regions. Coatings segment adjusted earnings before interest and taxes (EBIT) of $122 million increased 21 percent as a result of acquisitions, increased volume, improved sales mix and productivity initiatives.

Net sales in the Paints segment increased 4 percent to $474 million in the fiscal third quarter of 2014 and, volume increased high-single digits. Sales growth (in local currency) was led by performance in China and Australia. Sales in the U.S. increased low single-digits and were impacted by shipments made in the previous quarter to support the introduction of new retail programs in both the home improvement and hardware channels. Paints segment adjusted EBIT of $44 million was down 16 percent from the prior year primarily due to planned increases in advertising and marketing investments to support new retail programs in the home improvement and independent hardware channels.

Fiscal 2014 Guidance

The company is updating its fiscal 2014 annual sales growth guidance to approximately 9% growth, compared to its previous guidance of 7% to 9% growth. The company is also updating its fiscal 2014 annual diluted EPS (as adjusted) guidance to $4.05 to $4.15, compared to its previous guidance of $3.95 to $4.15.

Dividends and Share Repurchases

During the quarter, the company paid a quarterly dividend of $0.26 per common share outstanding, or $21.7 million. Valspar is a member of the S&P High Yield Dividend Aristocrats®, which is comprised of companies increasing dividends every year for at least 20 consecutive years. Also during the quarter, the company repurchased 1.1 million shares, for $81 million.

Valspar Analyst Day

Valspar is planning to host an Analyst Day in New York on December 3, 2014 for analysts and investors. More details on the event will be coming soon.

An earnings conference call is scheduled for 11:00 a.m. Eastern Time (10:00 a.m. Central Time) today and will be webcast and accessible from the Investor Relations section of Valspar’s website at http://investors.valspar.com.

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About The Valspar Corporation
The Valspar Corporation (NYSE: VAL) is a global leader in the paint and coatings industry. Since 1806, Valspar has been dedicated to bringing customers the latest innovations, the finest quality and the best customer service in the coatings industry. For more information, visit www.valsparglobal.com.

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Investor Contact:

Bill Seymour

612.656.1328

william.seymour@valspar.com

Media Contact:

Kimberly A. Welch

612.656.1347

kim.welch@valspar.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intend,” “should” and similar expressions. These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operations and achievement of profitable growth in developing markets, including Asia and Central and South America; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; possible interruption, failure or compromise of the information systems we use to operate our business; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and civil unrest and the outbreak of war and other significant national and international events. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

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THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the Three and Nine Months Ended July 25, 2014 and July 26, 2013

(Dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	July 25,	July 26,	July 25,	July 26,
	2014	2013	2014	2013

Net Sales	$1,203,062	$1,089,013	$3,289,359	$2,995,474
Cost of Sales	783,068	718,000	2,155,179	1,984,888
Restructuring Charges - Cost of Sales	3,302	1,652	17,677	8,321
Gross Profit	416,692	369,361	1,116,503	1,002,265
Research and Development	34,285	31,849	100,428	98,284
Selling, General and Administrative	219,527	180,342	608,274	520,109
Restructuring Charges	4,351	838	10,638	3,489
Acquisition-related Charges	—	758	—	758
Operating Expenses	258,163	213,787	719,340	622,640
Income From Operations	158,529	155,574	397,163	379,625
Interest Expense	16,137	16,000	47,825	47,861
Other (Income) Expense, Net	1,812	1,065	2,501	2,042
Income Before Income Taxes	140,580	138,509	346,837	329,722
Income Taxes	42,747	44,701	109,492	103,977
Net Income	$97,833	$93,808	$237,345	$225,745

Average Number of Shares O/S - basic	83,194,913	87,227,248	84,168,188	88,373,620
Average Number of Shares O/S - diluted	85,477,072	89,910,681	86,547,612	91,163,437

Net Income per Common Share - basic	$1.18	$1.08	$2.82	$2.55
Net Income per Common Share - diluted	$1.14	$1.04	$2.74	$2.48

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THE VALSPAR CORPORATION

SEGMENT INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three and Nine Months Ended July 25, 2014 and July 26, 2013

(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	July 25,		July 26,	July 25,		July 26,
	2014		2013	2014		2013

Coatings Segment[1]
Net Sales	$666,358		$572,837	$1,817,542		$1,607,152
Earnings Before Interest and Taxes (EBIT)	114,874		99,026	282,896		253,602

Key Metrics (GAAP):
Sales Growth	16.3%		0.6%	13.1%		0.2%
EBIT, % of Net Sales	17.2%		17.3%	15.6%		15.8%

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$122,019		$101,026	$301,300		$258,327
Adjusted EBIT, % of Net Sales	18.3%		17.6%	16.6%		16.1%

Paints Segment[1]
Net Sales	$474,039		$454,969	$1,307,274		$1,222,002
EBIT	43,224		50,761	124,644		126,206

Key Metrics (GAAP):
Sales Growth	4.2%		2.8%	7.0%		1.1%
EBIT, % of Net Sales	9.1%		11.2%	9.5%		10.3%

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$43,704		$52,251	$134,279		$133,883
Adjusted EBIT, % of Net Sales	9.2%		11.5%	10.3%		11.0%

Other and Administrative
Net Sales	$62,665		$61,207	$164,543		$166,320
EBIT	(1,381)		4,722	(12,878)		(2,225)

Key Metrics (GAAP):
Sales Growth	2.4%		(7.7% )	(1.1%	)	(9.5%	)
EBIT, % of Net Sales	(2.2%	)	7.7%	(7.8%	)	(1.3%	)

Key Metrics (non-GAAP)[2]:
Adjusted EBIT	$(1,353)		$4,480	$(12,602)		$(2,059)
Adjusted EBIT, % of Net Sales	(2.2%	)	7.3%	(7.7%	)	(1.2%	)

[1]	Certain insignificant products formerly classified in the Paints segment are now classified in the Coatings segment
[2]	The information on this page includes non-GAAP financial measures. Please refer to the “RECONCILIATION OF NON-GAAP FINANCIAL MEASURES” included in this release for detailed information.

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THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of July 25, 2014 and July 26, 2013

(Dollars in thousands)

	July 25,	July 26,
	2014	2013

Assets
Current Assets:
Cash and Cash Equivalents	$146,505	$349,142
Restricted Cash	3,121	13,539
Accounts and Notes Receivable, Net	870,954	716,033
Inventories	526,438	416,749
Deferred Income Taxes	40,057	37,791
Prepaid Expenses and Other	101,275	102,656
Total Current Assets	1,688,350	1,635,910
Goodwill	1,145,730	1,065,071
Intangibles, Net	602,516	549,468
Other Assets	93,035	32,595
Long-Term Deferred Income Taxes	7,098	4,903
Property, Plant & Equipment, Net	643,069	555,568
Total Assets	$4,179,798	$3,843,515

Liabilities and Stockholders’ Equity
Current Liabilities:
Short-term Debt	$553,557	$412,394
Current Portion of Long-Term Debt	4,500	3,661
Trade Accounts Payable	655,933	575,667
Income Taxes	32,026	29,835
Other Accrued Liabilities	424,408	338,352
Total Current Liabilities	1,670,424	1,359,909
Long Term Debt, Net of Current Portion	1,077,921	1,012,550
Deferred Income Taxes	241,037	208,928
Other Long-Term Liabilities	134,568	155,676
Total Liabilities	3,123,950	2,737,063
Stockholders’ Equity	1,055,848	1,106,452
Total Liabilities and Stockholders’ Equity	$4,179,798	$3,843,515

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THE VALSPAR CORPORATION

SELECTED INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three and Nine Months Ended July 25, 2014 and July 26, 2013

(Dollars in thousands)

	Three Months Ended		Nine Months Ended
	July 25,	July 26,	July 25,	July 26,
	2014	2013	2014	2013

Depreciation and Amortization	$21,618	$19,851	$74,252	$62,028

Capital Expenditures	25,259	37,206	75,880	67,311

Dividends Paid	21,706	20,186	65,886	61,306

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THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Three Months Ended July 25, 2014 and July 26, 2013

(Dollars in thousands, except per share amounts)

The following information provides reconciliations of non-GAAP financial measures from operations presented in the accompanying news release to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release. The non-GAAP financial measures in the accompanying news release may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expense, earning before interest and taxes (EBIT), net income, net income per common share - diluted, and diluted  earnings per share (EPS) guidance for the periods presented (GAAP financial measures) to adjusted gross profit, adjusted operating expense, adjusted earning before interest and taxes (EBIT), adjusted net income, adjusted net income per common share - diluted, and adjusted diluted  earnings per share (EPS) guidance (non-GAAP financial measures) for the periods presented.

	Three Months Ended			Three Months Ended
	July 25, 2014			July 26, 2013
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$114,874	17.2%		$99,026	17.3%
Restructuring Charges - Cost of Sales	2,776	0.4%		163	0.0%
Restructuring Charges - Operating Expense	4,369	0.7%		1,079	0.2%
Acquisition-related Charges - Operating Expense	—	0.0%		758	0.1%
Adjusted EBIT	$122,019	18.3%		$101,026	17.6%

Paints Segment
EBIT	$43,224	9.1%		$50,761	11.2%
Restructuring Charges - Cost of Sales	499	0.1%		1,489	0.3%
Restructuring Charges - Operating Expense	(19)	0.0%		1	0.0%
Adjusted EBIT	$43,704	9.2%		$52,251	11.5%

Other and Administrative
EBIT	$(1,381)	(2.2%	)	$4,722	7.7%
Restructuring Charges - Cost of Sales	27	0.0%		—	0.0%
Restructuring Charges - Operating Expense	1	0.0%		(242)	(0.4%	)
Adjusted EBIT	$(1,353)	(2.2%	)	$4,480	7.3%

Total
Gross Profit	$416,692	34.6%		$369,361	33.9%
Restructuring Charges - Cost of Sales	3,302	0.3%		1,652	0.2%
Adjusted Gross Profit	$419,994	34.9%		$371,013	34.1%

Operating Expenses	$258,163	21.5%		$213,787	19.6%
Restructuring Charges - Operating Expense	(4,351)	(0.4%	)	(838)	(0.1%	)
Acquisition-related Charges - Operating Expense	—	0.0%		(758)	(0.1%	)
Adjusted Operating Expenses	$253,812	21.1%		$212,191	19.5%

EBIT	$156,717	13.0%		$154,509	14.2%
Restructuring Charges - Total	7,653	0.6%		2,490	0.2%
Acquisition-related Charges - Operating Expense	—	0.0%		758	0.1%
Adjusted EBIT	$164,370	13.7%		$157,757	14.5%

Net Income	$97,833			$93,808
After Tax Restructuring Charges - Total	5,616			1,853
After Tax Acquisition-related Charges - Total	—			758
Adjusted Net Income	$103,449			$96,419

Net Income per Common Share - diluted	$1.14			$1.04
Restructuring Charges - Total	0.07			0.02
Acquisition-related Charges - Total	—			0.01
Adjusted Net Income per Common Share - diluted	$1.21			$1.07

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THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Nine Months Ended July 25, 2014 and July 26, 2013

(Dollars in thousands, except per share amounts)

	Nine Months Ended			Nine Months Ended
	July 25, 2014			July 26, 2013
	Dollars	% of Net Sales		Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$282,896	15.6%		$253,602	15.8%
Restructuring Charges - Cost of Sales	9,509	0.5%		2,577	0.2%
Restructuring Charges - Operating Expense	8,895	0.5%		1,390	0.1%
Acquisition-related Charges - Operating Expense	—	0.0%		758	0.0%
Adjusted EBIT	$301,300	16.6%		$258,327	16.1%

Paints Segment
EBIT	$124,644	9.5%		$126,206	10.3%
Restructuring Charges - Cost of Sales	8,102	0.6%		5,744	0.5%
Restructuring Charges - Operating Expense	1,533	0.1%		1,933	0.2%
Adjusted EBIT	$134,279	10.3%		$133,883	11.0%

Other and Administrative
EBIT	$(12,878)	(7.8%	)	$(2,225)	(1.3%	)
Restructuring Charges - Cost of Sales	66	0.0%		—	0.0%
Restructuring Charges - Operating Expense	210	0.1%		166	0.1%
Adjusted EBIT	$(12,602)	(7.7%	)	$(2,059)	(1.2%	)

Total
Gross Profit	$1,116,503	33.9%		$1,002,265	33.5%
Restructuring Charges - Cost of Sales	17,677	0.5%		8,321	0.3%
Adjusted Gross Profit	$1,134,180	34.5%		$1,010,586	33.7%

Operating Expenses	$719,340	21.9%		$622,640	20.8%
Restructuring Charges - Operating Expense	(10,638)	(0.3%	)	(3,489)	(0.1%	)
Acquisition-related Charges - Operating Expense	—	0.0%		(758)	0.0%
Adjusted Operating Expenses	$708,702	21.5%		$618,393	20.6%

EBIT	$394,662	12.0%		$377,583	12.6%
Restructuring Charges - Total	28,315	0.9%		11,810	0.4%
Acquisition-related Charges - Total	—	0.0%		758	0.0%
Adjusted EBIT	$422,977	12.9%		$390,151	13.0%

Net Income	$237,345			$225,745
After Tax Restructuring Charges - Total	19,858			8,268
After Tax Acquisition-related Charges - Total	—			758
Adjusted Net Income	$257,203			$234,771

Net Income per Common Share - diluted	$2.74			$2.48
Restructuring Charges - Total	0.23			0.09
Acquisition-related Charges - Total	—			0.01
Adjusted Net Income per Common Share - diluted	$2.97			$2.58

Reconciliation of Fiscal 2014 Annual Adjusted Diluted EPS Guidance
Diluted EPS Guidance				$3.78 - $3.83
Restructuring Charges				0.27 - 0.32
Adjusted Diluted EPS Guidance				$4.05 - $4.15

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